EXHIBIT 10.1

TransCanada Keystone Pipeline, LP

450 - 1st Street SW

Calgary, AB T2P 5H1

Tel: 403.920.6113

Fax: 403.920.2366

Email: sherry_richardson@transcanada.com

July 15, 2014

Save The World Air, Inc. (STWA)

735 State Street, Suite 500

Santa Barbara, CA 93101

Attention: Gregg M. Bigger, President & CFO

RE:	Contract No. 11124
Equipment Lease / Option to Purchase Agreemen
Notice of Termination Letter for Contract No, 11124

Please be advised that Contract 11124 relating to the Equipment Lease I Option to Purchase Agreement between STWA and TransCanada Keystone Pipelines, LP is being terminated effective October 15th, 2014.

Termination Clause 14

"During the Initial Term, either Party may terminate this Agreement at any time for any reason on ninety (90) days written notice to the other."

The justification for the early termination is due to the project working to expedite the required testing and believes the full term of the lease is unnecessary to successfully complete testing.

Please acknowledge receipt of this letter by signing below and returning one copy to Sheelagh Forsyth at sheelagh_ forsyth@transcanada.com.

Regards,

/s/ Derek Brammer

Derek Brammer

Project Manager, Keystone Pipeline Project

cc:	Ben Weber, TransCanada
Sheelagh Forsyth, TransCanada

ACCEPTED AND AGREED TO BY:

Save The World Air, Inc.

By:________________________

Name:______________________

Title:_______________________

Date:_______________________

SWTA Contract No. 11124	Page 1
Termination Letter